QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

CERTIFICATION
Gary L. Carano
Chief Executive Officer and Chairman of the Board

        I, Gary L. Carano, Chief Executive Officer and Chairman of the Board of MTR Gaming Group, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  1.
  The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2013 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

  2.
  The information contained in the Periodic Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2015

/s/ GARY L. CARANO Gary L. Carano Chief Executive Officer and Chairman of the Board

QuickLinks

  Exhibit 32.1
CERTIFICATION Gary L. Carano Chief Executive Officer and Chairman of the Board